UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2019 (January 24, 2019)

MODERN MEDIA ACQUISITION CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38092	47-1277598
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3414 Peachtree Road, Suite 480 Atlanta, GA		30326
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (404) 443-1182

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01	Entry into a Material Definitive Agreement

EXPLANATORY NOTE

On January 24, 2019, Modern Media Acquisition Corp. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting that the Company, Akazoo Limited, a private company limited by shares incorporated under the laws of Scotland (“Akazoo”), Apostolos N. Zervos, acting in accordance with article 100-17 of the Luxembourg Company Act, on behalf and in the name of Unlimited Music S.A., which is in the process of incorporation as a Luxembourg public limited company (société anonyme), and Modern Media LLC, a Georgia limited liability company acting in accordance with article 100-17 of the Luxembourg Company Act, on behalf and in the name of Modern Media Acquisition Corp. S.A., which is in the process of incorporation as a Luxembourg public limited company (société anonyme) (“PubCo”), entered into a Business Transaction Agreement dated as of January 24, 2019 (the “Business Transaction Agreement”). Pursuant to the Business Transaction Agreement, the Company and Akazoo agreed, subject to the terms and conditions of the Business Transaction Agreement, to effect a combination of their respective businesses.

This Form 8-K/A amends the Original Form 8-K to attach certain exhibits referenced in, but not filed with, the Original Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Number	Description

2.1	Business Transaction Agreement, dated as of January 24, 2019, by and among Modern Media Acquisition Corp., Akazoo Limited, Apostolos N. Zervos, acting in accordance with article 100-17 of the Luxembourg Company Act, on behalf and in the name of Unlimited Music S.A., which is in the process of incorporation as a Luxembourg public limited company (société anonyme), and Modern Media LLC, acting in accordance with article 100-17 of the Luxembourg Company Act, on behalf and in the name of Modern Media Acquisition Corp. S.A., which is in the process of incorporation as a Luxembourg public limited company (société anonyme).*

10.1	Voting Agreement, dated as of January 24, 2019, between the Company, Akazoo and certain shareholders of Akazoo.

10.2	Form of Shareholders’ Agreement, by and between PubCo and certain majority shareholders of PubCo.

10.3	Form of Lock-up Agreement.

*

Certain schedules or similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplemental copies of any of the omitted schedules or attachments upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODERN MEDIA ACQUISITION CORP.

Date: January 25, 2019	By:	/s/ Lewis W. Dickey, Jr.
Name: Lewis W. Dickey, Jr. Title: President and Chief Executive Officer